Exhibit 99.5

                              TDT DEVELOPMENT, INC.

                             STOCKHOLDERS' AGREEMENT


     THIS STOCKHOLDERS' AGREEMENT, dated as of May 16, 2002 (the "Agreement") by
                                                                  ---------
and among Christopher J. Carey and Mary Carey, individuals residing at 450 Claremont Road, Bernardsville, New Jersey 07924 (collectively, the "Careys"),
                                                                       ------
and Stanford Venture Capital Holdings, Inc., a Delaware corporation ("Stanford")
                                                                      --------
(Carey and Stanford  hereinafter  referred to individually as  "Stockholder"  or
                                                                -----------
collectively as "Stockholders"), and TDT Development, Inc., a Nevada corporation
                 ------------
(the "Company").
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                               W I T N E S S E T H


     WHEREAS, the Careys are the owners and holders of 5,031,250 shares of the Company's common stock, par value $0.0001 per share (the "Common Stock");
                                                          -------------

     WHEREAS, Stanford is the owner and holder of the number of shares of the Company's Series A $1.50 Convertible Preferred Stock, par value $0.0001 per share (the "Series A Preferred Stock") set forth in the Securities Purchase
             --------------------------
Agreement by and among Stanford, the Company, Stronghold Technologies, Inc., Mr. Carey and Pietro Bortolatti, dated May 15, 2002 (the "Securities Purchase Agreement"), each share of which entitles the holder thereof to such number of votes as represented by the number of shares of Common Stock issuable upon conversion of the Series A Preferred Stock on the record date set for such voting and warrants to acquire the number of shares of Common Stock set forth in the Securities Purchase Agreement (for purposes of this Agreement, all shares of the Common Stock, Series A Preferred Stock or other capital stock of the Company, warrants, options, and other rights to acquire additional capital stock of the Company, and the capital stock of the Company issued or issuable upon the conversion or the exercise of any of the foregoing, held by a Stockholder or otherwise entitled to by such Stockholder shall be referred to collectively and interchangeably as the "Covered Securities"); and
                        ------------------

     WHEREAS, the parties desire to state and define their rights, interests and obligations among each other, all as more particularly set forth and provided hereinafter, and make provisions for the management, conduct and control of the business operations of the Company, all as more particularly set forth and provided hereinafter.

     NOW, THEREFORE, in consideration of the premises and other good and valuable consideration herein, it is agreed as follows:

     1. RESTRICTIONS ON TRANSFER OF STOCK

          (a) CONSENT PRIOR TO SALE.

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               (i) The  Careys  may not sell,  assign,  pledge,  hypothecate  or otherwise transfer or encumber (any of the foregoing acts, used either as a verb or noun, "Transfer"), in any manner or by any means
                                 --------
          whatever, any interest in all or part of the Covered Securities held by them, other than pursuant to the Lock Up Agreement dated May 16, 2002.

               (ii) Notwithstanding the foregoing, the Careys may Transfer their Covered Securities during such two-year restriction period pursuant to the co-sale rights in Section 5 hereof where such sale is initiated by Stanford.

          (b) ONGOING OBLIGATIONS. Notwithstanding any such consent, such Transfer shall in no manner relieve the Careys of any of their ongoing obligations under this Agreement, if any, and any transferee shall accept such stock subject to all of the restrictions, terms and conditions of this Agreement as if such transferee were a party hereto and such transferee shall become a signatory hereof.

          (c) REGISTRATION OF SECURITIES. Each Stockholder acknowledges that the Covered Securities held by such Stockholder have not been registered under the Securities Act of 1933, as amended (the "Securities Act"), or qualified or
                                             ---------------
registered under any securities laws of any state and therefore, cannot be sold unless said securities are subsequently registered under the Securities Act or an exemption from such registration is available. Such Covered Securities may not be sold or transferred unless registered under the Securities Act or are entitled to exemption therefrom and any such sale or transfer is to be accompanied by an opinion of counsel to the Company to that effect.

          (d) LEGENDS. Each certificate for the shares of stock of the Company now or hereafter issued shall bear the following legends:

     "THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO THE TERMS AND CONDITIONS OF AN AGREEMENT AMONG THE STOCKHOLDERS OF THE COMPANY, DATED AS OF MAY 16, 2002, A COPY OF WHICH IS ON FILE AT THE OFFICES OF THE COMPANY."

     "THESE SECURITIES (INCLUDING ANY UNDERLYING SECURITIES) HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED. THE SECURITIES MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED, HYPOTHECATED OR OTHERWISE TRANSFERRED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT AS TO THE SECURITIES UNDER SAID ACT OR AN OPINION OF COUNSEL OR OTHER EVIDENCE REASONABLY SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION SHALL NO LONGER BE REQUIRED."

     2. VOTING

     (a) IN GENERAL. Each Stockholder shall appear, or cause the record owner to of the Covered Securities which have voting rights (the "Voting Securities") to
                                                         -------------------
appear, in person, or by proxy, at any annual, special or adjourned meeting of the stockholders of the Company (or in connection with any written consent of the holders of Covered Securities) and vote, or cause

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to be voted, the Voting Securities owned by such Stockholder upon any matters so as to be consistent, and not in conflict, with the terms of this Agreement.

     (b) VOTE WITH RESPECT TO COMPANY OPTION TO PURCHASE OFFERED SHARES. With respect to any vote on any question concerning the Company's election to exercise its option to purchase any Offered Shares (as defined hereafter) pursuant to Section 4, the Selling Stockholder (as defined hereafter) shall vote, or cause to be voted, such Selling Stockholder's Voting Securities as directed by the Remaining Stockholder (as defined hereafter) at such meeting and if such Selling Stockholder is a director at the time of such sale, shall abstain from voting as a director on such proposal if presented to the Board of Directors of the Company.

     (c) OBLIGATION TO VOTE UPON DEATH, DISSOLUTION OF TRANSFER AS AN OPERATION OF LAW. The legal representative of the estate of a Stockholder upon the death of such Stockholder or of a Stockholder upon the dissolution of such Stockholder or any transferee by operation of law, shall vote, or cause to be voted, on each matter requiring the vote of the Voting Securities owned by each, in the same manner as the Voting Securities owned by the other Stockholders.

     (d) VOTE UPON OCCURRENCE OF MATERIAL ADVERSE EVENTS. The Careys shall vote their Voting Securities as directed by Stanford in a vote to remove and replace the members of the Board of Directors with designees nominated by Stanford if there has occurred any of the following events (each a "Material Adverse
                                                               -----------------
Event"),  and the Careys shall continue to vote in such a manner until such time
-----
as the matter(s) or circumstance(s) or other actions or inactions creating the Material Adverse Event are cured and/or there is no existence of any Material Adverse Event:

          (i) Material breach of any covenant, representation or warranty by the Company or Mr. Carey as contained in the Securities Purchase Agreement dated as of the even date herewith and the other Primary Documents as such term is defined in the Securities Purchase Agreement;

          (ii) Dissolution, termination of existence, insolvency or business failure of the Company or any of its subsidiaries or the appointment of a receiver, trustee or custodian, for all or any part of the property of, assignment for the benefit of creditors by, or the commencement of any proceeding by or against the Company or any of its subsidiaries under any reorganization, bankruptcy, insolvency, arrangement, readjustment of debt, dissolution or liquidation law or statute of any jurisdiction;

          (iii) The termination of employment of Mr. Carey for cause by the Company or without cause by Mr. Carey, unless a replacement satisfactory to Stanford at the sole discretion of Stanford is employed by the Company within 90 days of such termination;

          (iv) Any  material  default  or  event of  default  under  any  credit arrangement, facility or borrowing of the Company or any of its subsidiaries that continues to exist after the expiration of any applicable period to cure such default or event of default;

          (v) Any material non-payment of federal, state or local income, excise or sales tax by the Company or any of its subsidiaries when due, as such date may be extended,

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     or the date of such payment  otherwise  permitted or allowed to be extended by rule, regulation, adjudication or operation of law;

          (vi) The non-payment of any key man insurance, in such benefit amounts and under policies as approved by the Board of Directors of the Company, pursuant to which the insured is Mr. Carey and the beneficiary is the Company; or

          (vii) The material non-compliance by the Company with the Securities Act and/or the Securities Exchange Act of 1934, as amended.

     In the event that Mr. Carey voluntarily terminates his employment with the Company or such employment is terminated for cause, the voting arrangement provided in this Section 2(d) shall remain effective until the third anniversary of such termination of employment. In the event that the Company terminates Mr. Carey's employment without cause, the voting arrangement provided in this
Section 2(d) shall remain effective until after 180 days following such termination of employment.

     3. BOARD OF DIRECTORS

     (a) RIGHT TO NOMINATE DIRECTORS. The Board of Directors of the Company shall consist of five directors. Standford and the Careys shall have the right to nominate one and four of the members of the Board, respectively. Any vacancy created due to the death, removal or resignation of a director nominated by one Stockholder may only be replaced with a nominee designated by such Stockholder (all the nominees designated pursuant to this Section 3(a) collectively, the "Stockholders' Nominees") in accordance with Nevada law.
 ----------------------

     (b) VOTING ON MEMBERS OF THE BOARD OF DIRECTORS. So long as this Agreement is in effect, each Stockholder agrees to vote such Stockholder's Voting Securities in favor of each of the Stockholders' Nominees to serve as members of the Board of Directors of the Company.

     4. RIGHT OF FIRST REFUSAL

     (a) IN GENERAL. Subject to the restrictions set forth in Section 1(a), in the event a Stockholder shall desire to sell any Covered Securities held by such Stockholder, such Stockholder may only sell all, or part, of such securities, in the following manner:

     (b) NOTICE TO SELL. If any Stockholder shall desire to Transfer any of its Covered Securities then such Stockholder (the "Selling Stockholder") shall give
                                               ---------------------
written notice of the proposed transaction, by at least 30 days prior to the effective date of such proposed transaction (the "Notice to Sell"), to the other
                                                  --------------
Stockholder (the "Remaining  Stockholder") and to the Company,  offering to sell
                  ----------------------
to the Remaining Stockholder, all of such Stockholder's Covered Securities.

          (i) The Notice to Sell shall be in writing and shall include the number and kind of shares of Covered Securities which the Selling Stockholder desires to sell or otherwise dispose of (the "Offered Shares"),
                                                               ---------------
     the name and address of any prospective third party desiring to purchase the Offered Shares (the "Transferee"), the terms of such sale or
                                  ----------
     disposition,

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     including the consideration offered, and a copy of any written agreement or other document setting forth the information herein required.

     (c) NOTICE OF ACCEPTANCE. The Remaining Stockholder may exercise the option to purchase all or part of the Offered Shares by causing a written notice to be served upon the Selling Stockholder (the "Notice of Acceptance") within 15 days
                                           ---------------------
after the receipt of the Notice to Sell. The exercise of such option by such Remaining Stockholder shall be conditioned upon the Remaining Stockholder agreeing to hold the Offered Shares so acquired subject to the terms and conditions of this Agreement.

     (d) PURCHASE OF REMAINING SHARES BY COMPANY. If the Remaining Stockholder for any reason shall fail or refuse to exercise the option to purchase all or part of the Offered Shares in accordance with Section 4(d), then the Company shall have the option in its sole discretion to purchase any or all of the Offered Shares not purchased by the Remaining Stockholder. Within 30 days of the giving of the Notice to Sell, the Remaining Stockholder and the Board of Directors of the Company shall cause the Board of Directors of the Company to vote on the exercise of said option, and by a resolution thereof and shall deliver a Notice of Acceptance, if applicable, within 10 days after such meeting.

     (e) FAILURE TO EXERCISE OPTIONS. If the Remaining Stockholder and the Company fail to exercise the option to purchase all of the Offered Shares, the Selling Stockholder may sell, encumber or otherwise dispose of the Offered Shares to the prospective Transferee named in the Notice to Sell in strict accordance with the terms therein stated, at a price not less than, and on terms and conditions not more favorable to the Transferee than, are set forth in the Notice to Sell; provided that, if the Transferee shall agree in writing, prior to such transfer, with the Company, the Remaining Stockholder and the Selling Stockholder, as may be applicable, to be bound by all the terms and provisions of this Agreement as though such transferee were an original signatory hereto.

     (f) PURCHASE PRICE. If the option to purchase the Offered Shares shall be made, the purchase price shall be that as offered by such third party, except that if the Transferee is an exchange, the purchase price shall be the closing bid price of the Offered Shares on such exchange on the date of the Notice to Sell.

     (g) CLOSING. The Notice of Acceptance shall, for the purpose of this Agreement, be a written notice delivered in person or by registered or certified mail, return receipt requested, to the Selling Stockholder; said notice shall specify a place for the closing, and an hour and a date not earlier than 30 days or later than 60 days after the sending of such Notice of Acceptance as the time for closing.

     (h) PAYMENT OF DEBTS. In the event that at the time of purchase, the Selling Stockholder shall be indebted to the Company for any sum whatsoever, the amount of each indebtedness shall be paid to the Company by the Selling Stockholder at closing, or in the event that the purchaser of the Offered Shares shall be the Company, then the amount of such indebtedness shall be deducted from the purchase price to be paid by the Company. In the event that the Company shall be indebted to the Selling Stockholder at the time of purchase, then the

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amount of such  indebtedness  shall be paid by the  Company,  in addition to the purchase price to be paid for the shares of stock of the Selling Stockholder.

5.      CO-SALE RIGHTS

        Upon receipt of the Notice to Sell, the Remaining Stockholder may, by giving written notice to the Selling Stockholder within 15 days after the receipt of the Notice to Sell, require the Selling Stockholder to request that the proposed purchaser or transferee extend its offer to the Remaining Stockholder permitting the Remaining Stockholder to Transfer its Covered Securities in the same proportion and on the same terms and for the same type of consideration as the Covered Securities to be sold by the Selling Stockholder. If the proposed purchaser or transferee refuses to extend its offer to the Remaining Stockholder, unless the Remaining Stockholder consents in writing, the Selling Stockholder shall only be permitted to sell and accept such an offer by the proposed purchaser or transferee provided that the number of Covered Securities to be purchased from the Selling Stockholder is reduced on a pro-rata basis so as to permit the Remaining Stockholder to participate in such sale. The total amount of Covered Securities to be sold hereunder by each Stockholder shall be equal to (A) the total number amount of Covered Securities to be sold to the proposed purchaser or transferee and which such proposed purchaser or transferee is willing to purchase, multiplied by (B) a fraction, the numerator of which shall be equal to the total amount of Covered Securities to be sold by each Stockholder (the Selling Stockholder or the Remaining Stockholder, as applicable), and the denominator of which is equal to the total amount of Covered Securities that both the Stockholders desire to sell hereunder. The consideration shall be allocated between the Stockholders on a pro-rata basis in accordance with the amount of Covered Securities they are selling. If the Remaining Stockholder fails to deliver a written notice to the Selling Stockholder of its intention to participate in such sale within the time period prescribed herein, the Remaining Stockholder will be deemed to have waived its tag-along rights hereunder with respect to such Transfer.

6.      DEATH OR DISSOLUTION OF A STOCKHOLDER

     (a) In the event of the death or the dissolution of a Stockholder (the "Disappearing Stockholder"), the Company and/or the Stockholder surviving such
 -------------------------
death or dissolution,  as applicable (the "Surviving  Stockholder"),  shall have
                                           ----------------------
the option to purchase, and the estate of the Disappearing Stockholder or the Disappearing Stockholder upon dissolution shall sell if such option is exercised, all of the Covered Securities owned by the Disappearing Stockholder. The Company and/or the Surviving Stockholder, severally or jointly, may elect to purchase the Disappearing Stockholder's Covered Securities, which purchase shall be made under the following terms and conditions:

     (b) NOTICE OF ACCEPTANCE. The Surviving Stockholder and the Company shall provide a Notice of Acceptance in accordance with Sections 4(c) and 4(d), respectively.

     (c) PURCHASE PRICE. The purchase price to be paid for the Covered Securities of the Disappearing Stockholder, and the terms of payment thereof, shall be determined in accordance with the provisions of Sections 6(e) and 7 of this Agreement.

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     (d)  PAYMENT  OF  DEBTS.  In the  event  that,  at the  time  of  death  or dissolution, the Disappearing Stockholder is indebted to the Company for any sum whatsoever, then the amount of such indebtedness shall be paid to the Company by the Disappearing Stockholder or the estate of the Disappearing Stockholder, or, in the event that the purchaser of the Covered Securities of the Disappearing Stockholder shall be the Company, then the amount of such indebtedness shall be deducted from the purchase price to be paid by the Company. In the event that the Company shall be indebted to the Disappearing Stockholder at the time of death or dissolution of the Disappearing Stockholder, then the amount of such indebtedness shall be paid by the Company, at the closing, in addition to the purchase price to be paid for the Covered Securities of the Disappearing Stockholder.

     (e) VALUATION. For the purposes of valuation of Covered Securities offered or sold under Section 6 of this Agreement, the value of each share of the Common Stock shall be equal to the average of the closing sales prices of the Company's Common Stock, as reported on the Nasdaq Over the Counter Bulletin Board (or such other exchange on which the Company's common stock is then traded), for the five consecutive trading days prior to the date of the event requiring the need for such valuation. For the purpose of determining the valuation of the Series A Preferred Stock, the price shall be equal to the number of shares of the Common Stock such Series A Preferred Stock would be convertible into at the time multiplied by the per-share price determined in accordance with the preceding sentence. The Stockholders and/or the Company shall mutually agree on the valuation of the warrants, options, and other rights to acquire additional capital stock of the Company that are offered or sold under Section 6 of this Agreement.

     7. MANNER OF PAYMENT FOR STOCK

     (a) UPON THE DEATH OR DISSOLUTION OF A STOCKHOLDER. The purchase price for the Covered Securities of a Disappearing Stockholder shall be paid in no more than three equal consecutive monthly installments after the closing.

     (b) UPON THE EXERCISE OF THE RIGHT OF FIRST REFUSAL. The purchase price for the Offered Shares purchased from a Selling Stockholder pursuant to the exercise of the right of first refusal shall be paid as follows:

          (i) If the sale is proposed to be completed through an exchange where the Offered Shares will be sold, the aggregate purchase price of the Offered Shares shall be paid by the Remaining Stockholder or the Company, as the case may be, in no more than 12 equal consecutive monthly installments at the valuation determined in accordance with Section 6(e).

          (ii) If the Transferee is a third party, the aggregate purchase price of the Offered Shares shall be paid under the same terms as set forth in the Notice to Sell.

          (iii) Notwithstanding anything herein to the contrary, in the event that the entire purchase price is not paid at closing, the Selling Stockholder shall have the option to elect any installment sales method which may be available under the Internal Revenue Code for the payment.

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     (c) EVIDENCE OF  INDEBTEDNESS.  Any deferred  portion of the purchase price payable in accordance with Sections 7(b)(i) or 7(b)(ii) hereinabove, shall be evidenced by a promissory note which shall bear annual interest at (a) the prime rate as reported in The Wall Street Journal, for purchases in accordance with
Section 7(b)(i); or (b) the rate, if any, as included in the Notice to Sell. Such promissory note shall provide for acceleration of the entire remaining balance in the event of a default in the payment of any installment not cured within seven days after its due date. The maker shall have the right to prepay all or any of said notes in the inverse order of their maturity, with interest, but without premium or penalty.

     (d) ESCROW. Until the receipt of the purchase price in full, the legal representative of the Disappearing Stockholder or the Selling Stockholder, as the case may be (hereinafter the "Seller"), shall deliver the certificates for such shares, together with a stock power executed in blank and an executed standard form general release (collectively, the "Escrowed Property"), in favor of the Company and the Remaining Stockholder, to the attorney for the Company, as escrow agent ("Escrow Agent"), who shall hold the Escrowed Property in escrow until all of the unpaid balance has been received and collected by the Seller, at which time Escrow Agent shall deliver the Escrowed Property to the purchasers, as their interests may appear and have appropriate tax transfer stamps affixed thereto. The purchasers shall have all the rights of ownership during the time said stock is held in escrow and shall be entitled to vote said stock, and shall be entitled to receive any dividends or other emoluments so long as said purchasers are not in default under the terms of this Agreement.

     (e) SECURITY FOR PAYMENT OF THE OBLIGATION. During the period in which all or any part of the purchase price remains unpaid, the Remaining Stockholder covenants and agrees that it shall not vote the Remaining Stockholder's Voting Securities or to so act as directors to effectuate the following, except where the consent, in writing, of the legal representative of the Disappearing Stockholder or the Selling Stockholder, whichever the case may be, has been obtained prior to taking such action:

          (i) The declaration of any dividends, except as required by the certificate of designations of the preferred stock of the Company;

          (ii) The taking of any action except in the normal, regular and customary course of the Company's business;

          (iii) The approval of any merge into any other corporation or the merger of any corporation into the Company, the consolidation with any other person, firm or corporation and the sale of the Company's business or assets or the purchase of the assets or business of any person, firm or corporation;

          (iv) A change in the Company's authorized or issued capital stock;

          (v) The mortgage, pledge, lien or other encumbrance of any property of the Company.

     (f) DEFAULT. In the event that there is a default in payment or in any other terms of the sale and purchase, the Seller shall have the right to require the Escrow Agent, after giving the notice of the sale and its time and place, then required by law, but in no event less than

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

20 days after notice sent by registered or certified mail, return receipt requested (hereinafter "Grace Period"), and without any liability on the part of the Seller or the Escrow Agent for any diminution in the price of the pledged stock which may have occurred, to cause all or part of said stock to be sold at public or private sale subject to and in accordance with the terms of the Uniform Commercial Code of the State of Florida then existing. The sale may be public or private, and at such sale, if public, the Seller shall have the right to purchase all or any part of the pledged stock. Out of the proceeds of any such sale, the Escrow Agent shall reimburse himself or otherwise pay any of the expenses of said sale including reasonable attorneys' fees and shall deliver an amount equal to the full principal and interest remaining unpaid in connection with the sale of the stock pledged to the Seller and pay over any balance of such proceeds to the purchaser. In the event that the proceeds of any such sale are insufficient to cover the entire unpaid principal and interest due in connection with the sale, plus the expenses of the sale, the purchaser shall remain fully and completely liable to the Seller for any resulting deficiency. In addition to the foregoing, the Seller shall have all other rights of a secured party under the Uniform Commercial Code of the State of Florida then existing.

          (i) In addition, if the default in the payment of the purchase price is by the Company, and such default shall remain in effect beyond the Grace Period, the Seller shall have the option to cause a dissolution of the Company, and upon giving written notice to the Remaining Stockholders and to the Company by registered or certified mail, return receipt requested, within 20 days after the expiration of the Grace Period following a default, the Remaining Stockholders agree for themselves and for their personal representatives that they will so vote their stock of the Company to effectuate such a dissolution forthwith and shall execute and cause to be executed any instruments or certificates required under the laws of the State of Nevada in order consummate such dissolution of the Company. Upon such dissolution, the Seller shall be paid the balance of the purchase price and all accrued interest thereon in full, if possible, prior to any distribution of funds or assets to the Remaining Stockholders.

          (ii) If the Seller does not choose to exercise any of the foregoing remedies, the Seller may require the Escrow Agent to redeliver all of his shares of stock held in escrow with the stock power pertaining thereto and upon such redelivery the Company shall cause said shares to be transferred to the Seller who may retain all sums paid in connection with the sale and purchase in full satisfaction of the purchase price and all damages caused by the default, subject to complying with the requirements of the Uniform Commercial Code of the State of Florida pertaining thereto, if any.

          (iii) None of the foregoing remedies shall be deemed as being exclusive of any other remedy herein set forth and in addition, the Seller may resort to any other legal or equitable remedy available to him or it under the law.

          (iv) If any of the foregoing remedies shall be unenforceable, the unenforceability thereof shall not affect or in any way deter or detract from any other remedy herein set forth.

     (g) DELIVERY OF ADDITIONAL ITEMS AT CLOSING. The legal representative of the Disappearing Stockholder shall be required to deliver an appropriate tax waiver and a Certificate of Letters Testamentary or Letters of Administration to the attorney for the purchaser upon receipt of purchase price in full or in cash and notes as provided above.

     8. ACTIONS IN VIOLATION OF THIS AGREEMENT

     (a) PURCHASE FROM TRANSFEREE. In the event the Covered Securities of any Stockholder are pledged, hypothecated, transferred or disposed of in any manner, without complying with the provision of this Agreement, or if such securities are taken in execution or sold in any voluntary or involuntary legal proceeding, sale, bankruptcy, insolvency or in any other manner, the Company and the other Stockholder shall, upon actual notice thereof, in addition to their rights and remedies under this Agreement, be entitled to purchase such securities from the Transferee thereof, under the same terms and conditions and at the same price as set forth in the provisions of this Agreement dealing with the sale of such securities held by such Transferee, as if the Transferee had offered to sell such securities, but in no event shall the purchase price exceed the amount paid for said shares by the Transferee. The Company may, at its option, refuse to transfer on its books and its records any securities transferred in violation of this Agreement.

     (b) ADDITIONAL REMEDIES. In the event of a breach of any material provision hereof by either Stockholder, the other Stockholder shall, in addition to all other remedies, be entitled to:

          (i) A temporary and permanent injunction without showing any actual damage;

          (ii) A decree of specific performance of the terms hereof; and

          (iii) An option to purchase all of the Covered Securities owned by such violating Stockholder. The terms, provisions, manner, method and the period of time of exercising said option shall be the same as provided for in Section 4 herein as if such violating Stockholder were a Selling Stockholder except that the period of time shall be counted from the day after knowledge is received of the event of the breach or a threatened or attempted breach instead of from the day of receipt of the Notice to Sell.

     9. TERMINATION OF AGREEMENT

     (a) TERMINATION EVENTS. This Agreement shall terminate on the occurrence of any of the following:

          (i) The dissolution of the Company;

          (ii) The acquisition of all stock in the Company by any individual firm, corporation, or other entity;

          (iii) The mutual consent of the Stockholders; or

          (iv) If either Stanford or the Careys owns less than 5% of the Voting Securities not as a result of any violation of this Agreement.

     (b) EFFECT OF NOTICE TO SELL. Anything in this Section 9 to the contrary notwithstanding, this Agreement and all of its terms shall continue in full force and effect so long as any Notice to Sell by a Selling Stockholder or the representative of a Disappearing Stockholder is outstanding and/or until any pending sale and purchase of stock provided for in this Agreement is consummated by payment in full.

     10. GOVERNING LAW; JURISDICTION

     This Agreement shall be governed by and interpreted in accordance with the laws of the State of Delaware, without regard to its principles of conflict of laws. Any action or proceeding seeking to enforce any provision of, or based on any right arising out of, this Agreement may be brought against any party in the federal courts of Florida or the state courts of the State of Florida, and each of the parties consents to the jurisdiction of such courts and hereby waives, to the maximum extent permitted by law, any objection, including any objections based on forum non conveniens, to the bringing of any such proceeding in such jurisdictions.

     11. ASSIGNMENT

     Parties acknowledge that Stanford is permitted to assign any and all of its warrants acquired pursuant to the Securities Purchase Agreement to any of its affiliates or senior management of an affiliate (such term is used in Rule 144 promulgated pursuant to the Securities Act). Parties further agree that any such assignee shall be required to agree in writing, prior to such assignment, to be bound by all the terms and obligations of this Agreement as though such transferee were an original signatory hereto.

     12. ENDORSEMENT

     All stock certificates of the Company shall contain an endorsement that they are subject to the terms and provisions of this Agreement.

     13. NOTICE

     Any notice required or permitted hereunder shall be given in writing (unless otherwise specified herein) and shall be effective upon personal delivery, via facsimile (upon receipt of confirmation of error-free transmission and mailing a copy of such confirmation, postage prepaid by certified mail, return receipt requested) or two business days following deposit of such notice with an internationally recognized courier service, with postage prepaid and addressed to each of the other parties thereunto entitled at the following addresses, or at such other addresses as a party may designate by five days advance written notice to each of the other parties hereto.

        COMPANY:                      TDT Development, Inc.
                                      777 Terrace Avenue
                                      Hasbrouck Heights, NJ  07604
                                      Attention: Christopher J. Carey
                                      Telephone:  (201) 727-1400
                                      Facsimile:  (201) 288-9414

        WITH A COPY TO:               Hale and Dorr, LLP
                                      650 College Road East
                                      Princeton, NJ  08540
                                      Attention:  Raymond P. Thek, Esq.
                                      Telephone:  (609) 750-7648
                                      Facsimile:  (609) 750-7700

        STANFORD:                     Stanford Venture Capital Holdings, Inc.
                                      6075 Poplar Avenue
                                      Memphis, TN 38119
                                      Attention: James M. Davis, President
                                      Telephone: (901) 680-5260
                                      Facsimile: (901) 680-5265

        WITH A COPY TO:               Stanford Financial Group
                                      5050 Westheimer
                                      Houston, TX 77056
                                      Attention: Mauricio Alvarado, Esq.
                                      Telephone: (713) 964-5145
                                      Facsimile: (713) 964-5245

        CAREY:                        Christopher J. Carey
                                      450 Claremont Road
                                      Bernardsville, New Jersey 07924
                                      Telephone:  (908) 630-9003

     14. MISCELLANEOUS

     (a) ENTIRE AGREEMENT. This Agreement supersedes all prior agreements and understandings among the parties hereto with respect to the subject matter hereof. This Agreement, including any certificate, schedule, exhibit or other document delivered pursuant to their terms, constitutes the entire agreement among the parties hereto with respect to the subject matters hereof and thereof, and supersedes all prior agreements and understandings, whether written or oral, among the parties with respect to such subject matters.

     (b) AMENDMENTS. This Agreement may not be amended except by an instrument in writing signed by the party to be charged with enforcement.

     (c) WAIVER. No waiver of any provision of this Agreement shall be deemed a waiver of any other provisions or shall a waiver of the performance of a provision in one or more instances be deemed a waiver of future performance thereof.

     (d) CONSTRUCTION. This Agreement and each of the Primary Documents have been entered into freely by each of the parties, following consultation with their respective counsel, and shall be interpreted fairly in accordance with its respective terms, without any construction in favor of or against either party.

     (e) BINDING EFFECT OF AGREEMENT. This Agreement shall inure to the benefit of, and be binding upon the successors and assigns of each of the parties hereto.

     (f) SEVERABILITY. If any provision of this Agreement shall be invalid or unenforceable in any jurisdiction, such invalidity or unenforceability shall not affect the validity or enforceability of the remainder of this Agreement or the validity or unenforceability of this Agreement in any other jurisdiction.

     (g) ATTORNEYS' FEES. If any action should arise between the parties hereto to enforce or interpret the provisions of this Agreement, the prevailing party in such action shall be reimbursed for all reasonable expenses incurred in connection with such action, including reasonable attorneys' fees.

     (h) HEADINGS. The headings of this Agreement are for convenience of reference only and shall not form part of, or affect the interpretation of this Agreement.

     (i) COUNTERPARTS. This Agreement may be signed in one or more counterparts, each of which shall be deemed an original and all of which, when taken together, will be deemed to constitute one and the same agreement.

                         [SIGNATURES ON FOLLOWING PAGE]

        IN WITNESS WHEREOF, the parties hereto have hereunto set their hands and seals the day, month and year first above written.

                                        TDT DEVELOPMENT, INC.


                      By:  /s/ Christopher J. Carey
                         ---------------------------------------------------
                          Name: Christopher J. Carey
                               ---------------------------------------------
                          Title: President
                                --------------------------------------------



                      STANFORD VENTURE CAPITAL HOLDINGS, INC.


                      By:  /s/ James M. Davis
                         ---------------------------------------------------
                          Name: James M. Davis
                               ---------------------------------------------
                          Title:  President and CFO
                                --------------------------------------------



                        /s/ Christopher J. Carey
                      -----------------------------------------------------
                      CHRISTOPHER J. CAREY, an individual


                        /s/ Mary Carey
                      -----------------------------------------------------
                      MARY CAREY, an individual

                                 SPOUSAL CONSENT
                                 ---------------

     The undersigned is spouse of Christopher J. Carey (the "Stockholder") and acknowledges that she has read and understands the provisions of the foregoing Stockholders' Agreement (the "Agreement"), by and among Stockholder and Stanford Venture Capital Holdings, Inc., a Delaware corporation, and TDT Development, Inc., a Nevada corporation (the "Company"). The undersigned is aware that the provisions of the Agreement govern and control the Stockholder's interests in the Company, including any community property interest or quasi-community property interest they undersigned may have, in accordance with the terms and provisions of the Agreement. The undersigned hereby expressly approves of and agrees to be bound by the provisions of the Agreement in its entirety, including, but not limited to, those provisions relating to the voting rights and sales and transfers of securities, and the restrictions thereon. If the undersigned predeceases the Stockholder when the Stockholder owns any interests in the Company, she hereby agrees not to devise or bequeath whatever community property interest or quasi-community property interest she may have in the Company in contravention of the Agreement.


Dated:  May 16, 2002



                                  /s/ Mary Carey
                                  -------------------------------------------
                                  MARY CAREY